                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report  (Date of earliest event reported):  February 20, 1997



                           MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                1-9085                13-2838811

         (STATE OR OTHER          (COMMISSION            (I.R.S. EMPLOYER
         JURISDICTION OF          FILE NUMBER)           IDENTIFICATION
         INCORPORATION)                                  NUMBER)


                    1585 Broadway, New York, New York  10036
          (Address of principal executive offices including zip code)



      Registrant's telephone number, including area code:  (212) 761-4000
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Item 5.   Other Events

         As previously disclosed in Morgan Stanley Group Inc.'s ("Morgan Stanley") current report on Form 8-K dated February 5, 1997, Morgan Stanley and Dean Witter, Discover & Co. ("Dean Witter") announced a definitive agreement to merge (the "Merger"). The transaction is intended to be accounted for as a pooling of interests and the new company will be named Morgan Stanley, Dean Witter, Discover & Co. Under the terms of the merger agreement, each of Morgan Stanley's common shares will be exchanged for 1.65 of Dean Witter's common shares. The Merger, which is expected to be completed in mid-1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

         Attached and incorporated by reference herein as Exhibits 99.1, 99.2 and 99.3, respectively, are certain financial information for Dean Witter and unaudited pro forma combined financial information for the combined entity giving effect to the Merger.

         Attached and incorporated herein by reference as Exhibits 15.1 and 23.1, respectively, are copies of an acknowledgement letter and the consent of Deloitte & Touche LLP.

Item 7(c).   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.          Description
-----------          -----------
15.1                 Acknowledgement Letter of Deloitte & Touche LLP.

23.1                 Consent of Deloitte & Touche LLP.

99.1 The audited consolidated balance sheets of Dean Witter as of December 31, 1995 and 1994, and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three year period ended December 31, 1995 (incorporated by reference from pages 37 to 52 of Dean Witter's 1995 Annual
                     Report which are filed as part of Exhibit 13 to Dean
                     Witter's Annual Report on Form 10-K for the year ended
                     December 31, 1995 (File no. 1-11758)).

99.2 The unaudited consolidated balance sheet of Dean Witter as of September 30, 1996 and the unaudited consolidated statements of income and cash flows of Dean Witter for the nine months ended September 30, 1996 and 1995
                     (incorporated by reference from pages 1 to 9 of Dean
                     Witter's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (File no. 1-11758)).

99.3 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at August 31, 1996,


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
                     and unaudited pro forma condensed combined statements of income for the twelve months ended November 30, 1995, 1994 and 1993 and for the nine months ended August 31, 1996 and 1995.

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

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MORGAN STANLEY GROUP INC.
                                               Registrant


Date:    February 20, 1997                     /s/ Eileen K. Murray
                                               ------------------------------
                                               Eileen K. Murray
                                               Treasurer and
                                               Chief Accounting Officer

                               Index to Exhibits


Exhibit No.          Description
-----------          -----------
15.1                 Acknowledgement Letter of Deloitte & Touche LLP.

23.1                 Consent of Deloitte & Touche LLP.

99.1 The audited consolidated balance sheets of Dean Witter as of December 31, 1995 and 1994, and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three year period ended December 31, 1995 (incorporated by reference from pages 37 to 52 of Dean Witter's 1995 Annual
                     Report which are filed as part of Exhibit 13 to Dean
                     Witter's Annual Report on Form 10-K for the year ended
                     December 31, 1995 (File no. 1-11758)).

99.2 The unaudited consolidated balance sheet of Dean Witter as of September 30, 1996 and the unaudited consolidated statements of income and cash flows of Dean Witter for the nine months ended September 30, 1996 and 1995
                     (incorporated by reference from pages 1 to 9 of Dean
                     Witter's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (File no. 1-11758)).

99.3 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at August 31, 1996, and unaudited pro forma condensed combined statements of income for the twelve months ended November 30, 1995, 1994 and 1993 and for the nine months ended August 31, 1996 and 1995.